U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 18, 2007
AMB PROPERTY CORPORATION
(Exact name of registrant as specified in charter)

Maryland	001-13545	94-3281941

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
Pier 1, Bay 1, San Francisco, California 94111
(Address of principal executive offices) (Zip code)
415-394-9000
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND
ITEM 7.01 REGULATION FD DISCLOSURE
On April 20, 2007, we disclosed on our website an amended supplemental analyst package in connection with our first quarter earnings, which contained revised pages for Financial Highlights, Capitalization Summary, Unconsolidated And Consolidated Joint Ventures, and Supplemental Information for Net Asset Value Analysis to correct errors on the respective previously posted pages. This amendment is being filed to amend Exhibit 99.1 to our current report on Form 8-K filed on April 18, 2007 in order to revise the Financial Highlights, Capitalization Summary, Unconsolidated And Consolidated Joint Ventures, and Supplemental Information for Net Asset Value Analysis pages, so that they conform to the information contained in the amended supplemental analyst package. The following summarizes the revisions contained in the amended supplemental analyst package as of and for the quarter ended March 31, 2007:

FINANCIAL HIGHLIGHTS	Amended	As Originally Filed
Capitalization	(dollars in thousands)
AMB’s share of total debt	$2,861,415	$2,532,072
Total capitalization	$9,392,479	$9,063,136

Ratios
AMB’s share of total debt-to-AMB’s share of total book capitalization	49.5%	46.5%
AMB’s share of total debt-to-AMB’s share of total market capitalization	30.5%	27.9%

CAPITALIZATION SUMMARY
AMB’s share of unconsolidated JV Debt — Joint Venture Debt	$349,570	$30,930
AMB’s share of unconsolidated JV Debt — Other Debt	$20,933	$—
AMB’s share of unconsolidated JV Debt — Total Debt	$370,503	$30,930
Total debt — Joint Venture Debt	$1,503,869	$1,185,229
Total debt — Other Debt	$107,079	$86,146
Total debt — Total Debt	$3,637,020	$3,297,447
JV partners’ share of consolidated JV debt — Joint Venture Debt	$(723,605)	$(713,375)
JV partners’ share of consolidated JV debt — Total Debt	$(775,605)	$(765,375)
AMB’s share of total debt — Joint Venture Debt	$780,264	$471,854
AMB’s share of total debt — Other Debt	$55,079	$34,146
AMB’s share of total debt — Total Debt	$2,861,415	$2,532,072

Capitalization Ratios
Total debt-to-total market capitalization	35.8%	33.5%
AMB’s share of total debt-to-AMB’s share of total market capitalization	30.5%	27.9%
Total debt plus preferred-to-total market capitalization	39.9%	37.8%
AMB’s share of total debt plus preferred-to-AMB’s share of total market capitalization	34.9%	32.5%

UNCONSOLIDATED AND CONSOLIDATED JOINT VENTURES
Unconsolidated Joint Ventures
Co-Investment Operating Joint Ventures:
AMB-SGP Mexico — Property Debt	$113,862	$135,955
AMB-SGP Mexico — Other Debt	$4,744	$—
Total Co-Investment Operating Joint Ventures — Property Debt	$1,230,845	$1,252,938
Total Co-Investment Operating Joint Ventures — Other Debt	$104,761	$100,017
Total Unconsolidated Joint Ventures — Property Debt	$1,413,675	$1,435,768
Total Unconsolidated Joint Ventures — Other Debt	$104,761	$100,017

SUPPLEMENTAL INFORMATION FOR NET ASSET VALUE ANALYSIS
AMB’s share of total debt and preferred securities	$3,279,182	$2,949,839
In addition, in the Capitalization Summary, the yearly payments for 2007 through 2012 for Joint Venture Debt and Total Debt have been revised with no change to total consolidated debt balances. Also, the weighted average interest rates, weighted average maturity (in years) and footnote (3), have been revised to reflect corrected numbers.
Please see Reporting Definitions and Supplemental Financial Measures Disclosures in our analyst package file on Form 8-K on April 18, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits

Exhibit
Number	Description

99.1	Pages 1, 15, 16 and 17 of the AMB Property Corporation Supplemental Analyst Package for First Quarter 2007 Earnings Conference Call April 19, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)
Date: April 20, 2007	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

Exhibits

Exhibit
Number	Description

99.1	Pages 1, 15, 16 and 17 of the AMB Property Corporation Supplemental Analyst Package for First Quarter 2007 Earnings Conference Call April 19, 2007